EXHIBIT 99.1



                       AMERICAN NATIONAL BANKSHARES INC.
--------------------------------------------------------------------------------


Contact:     Neal A. Petrovich - (434) 773-2242
             Senior Vice President and Chief Financial Officer

Distribute:  PR Newswire, Virginia state/local news lines

Date:        July 25, 2005

Traded:      NASDAQ National Market               Symbol:  AMNB


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       AMERICAN NATIONAL BANKSHARES INC. ANNOUNCES SECOND QUARTER EARNINGS
       -------------------------------------------------------------------

     FOR IMMEDIATE RELEASE (Danville, Virginia) -- American National Bankshares Inc. (NASDAQ: AMNB), the holding company of American National Bank and Trust Company, reported second quarter earnings of $.44 per share, a 2.3% increase over the same quarter in 2004. Net income was $2.42 million in each of these quarters. Net income for the first half of the year improved from $4.89 million in 2004 to $5.01 million in 2005. Basic earnings per share increased 4.6% for the first six months of the year, from $.87 in 2004 to $.91 in 2005; diluted earnings per share increased 4.7%, from $.86 in 2004 to $.90 in 2005.
     Second quarter 2005 results were impacted by income from the Bank's membership in a bankcard processor and expenses from the Bank's expansion into the Lynchburg, Virginia market. Second quarter 2004 results were impacted by a gain on the sale of real estate. Excluding these items, net income increased 6.2% over the second quarter of 2004. Second quarter return on average assets improved from 1.52% in 2004 to 1.56% in 2005.
     Net interest income, the Corporation's largest source of revenue, increased 6.6% over the second quarter of 2004, due to a higher interest rate spread and to loan growth. "We are pleased with the increase in net interest income," stated Charles H. Majors, President and Chief Executive Officer. "As we have stated before, during the prior period of declining rates, we chose to take the long-term view and to position our balance sheet in preparation for rising interest rates. The increase in our interest margin during the current period of rate increases is a beneficial result of this ongoing strategy."
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                       AMERICAN NATIONAL BANKSHARES INC.
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     Noninterest income decreased $87,000, or 4.3% from the second quarter of
2004 to 2005. Trust and investment services income increased 3.2% due to new accounts and market value increases. Other fees and commissions advanced 23.0%, due largely to growth in retail brokerage sales. Mortgage banking income fell 21.8% as a result of a decline in mortgage refinance activity. Other noninterest income declined 46.0%. This quarterly change reflected $55,000 in the current quarter from the sale of a bankcard processor, of which the Bank was a member, and a $150,000 gain in 2004 on the sale of a former branch office.
     Noninterest expense increased $271,000, or 6.9% from the second quarter of 2004 to the second quarter of 2005, due primarily to the initial costs of the Lynchburg office, general salary increases, and health insurance expenses. Excluding the costs of the Lynchburg office, noninterest expense increased 3.7%.
     As announced in April, the Bank began an expansion into the Lynchburg, Virginia market with the hiring of three experienced commercial bankers to open a loan production office. The Bank recently hired Joan Butler, an experienced trust officer in the Lynchburg market, to provide trust and investment services. The Bank has obtained regulatory approval to open a retail branch at this location, and expects to do so during the third quarter. "We are excited about the growth potential of the Lynchburg market," stated Majors. "With the addition of Joan to our team and the imminent opening of the retail branch, we will soon offer a full menu of financial services to our new customers in Lynchburg."
     The Russell Investment Group recently launched a new stock index, the Russell Microcap Index, which is comprised of the companies within the second half of the Russell 2000 Index and the next one thousand companies below this group. American National Bankshares Inc. was added to this new index.
     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen full service offices and two loan production offices. Full service offices are located in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia and in Yanceyville, North Carolina. Loan production offices are located in Lynchburg, Virginia and Greensboro, North Carolina. American National
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                       AMERICAN NATIONAL BANKSHARES INC.
--------------------------------------------------------------------------------

Bank and Trust Company provides a full array of financial products and services, including commercial, mortgage, and consumer banking; trust and investment services; and insurance. Services are also provided through nineteen ATMs, "AmeriLink" Internet banking, and our 24-hour "Access American" phone banking. Additional information is available on our website at www.amnb.com. The shares
                                                      ------------
of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".


     This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
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
                American National Bankshares Inc. and Subsidiary
                           Consolidated Balance Sheets
                    (Dollars in thousands, except share data)
                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                          June 30
                                                                                ----------------------------
                                                                                     2005            2004
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   14,363       $   14,829
Interest-bearing deposits in other banks........................................     7,030            1,097

Securities available for sale, at fair value....................................   147,633          180,052
Securities held to maturity.....................................................    19,221           19,528
                                                                                -----------      -----------
  Total securities..............................................................   166,854          199,580
                                                                                -----------      -----------

Loans held for sale.............................................................     1,470            1,059

Loans, net of unearned income ..................................................   416,528          400,613
Less allowance for loan losses..................................................    (8,378)          (5,457)
                                                                                -----------      -----------
  Net loans.....................................................................   408,150          395,156
                                                                                -----------      -----------

Bank premises and equipment, net................................................     7,610            7,710
Core deposit intangibles, net...................................................       259              709
Accrued interest receivable and other assets....................................    11,117           10,431
                                                                                -----------      -----------
  Total assets..................................................................$  616,853       $  630,571
                                                                                ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Demand deposits - noninterest-bearing.........................................$   91,653       $   75,121
  Demand deposits - interest-bearing............................................    76,541           71,071
  Money market deposits.........................................................    39,289           50,434
  Savings deposits..............................................................    81,157           84,393
  Time deposits.................................................................   190,552          203,878
                                                                                -----------      -----------
    Total deposits..............................................................   479,192          484,897
                                                                                -----------      -----------

  Repurchase agreements.........................................................    44,241           47,911
  FHLB borrowings...............................................................    19,313           23,763
  Accrued interest payable and other liabilities................................     2,814            3,341
                                                                                -----------      -----------
    Total liabilities...........................................................   545,560          559,912
                                                                                -----------      -----------

Shareholders' Equity:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,445,186 shares outstanding at June 30, 2005 and
    5,593,430 shares outstanding at June 30, 2004...............................     5,445            5,593
  Capital in excess of par value................................................     9,382            9,446
  Retained earnings.............................................................    56,810           56,620
  Accumulated other comprehensive income (loss), net............................      (344)          (1,000)
                                                                                -----------      -----------
    Total shareholders' equity..................................................    71,293           70,659
                                                                                -----------      -----------
    Total liabilities and shareholders' equity..................................$  616,853       $  630,571
                                                                                ===========      ===========

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
                American National Bankshares Inc. and Subsidiary
                        Consolidated Statements of Income
                  (Dollars in thousands, except per share data)
                                    Unaudited
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended          Six Months Ended
                                                                                      June 30                     June 30
                                                                                --------------------       --------------------
                                                                                  2005        2004            2005       2004
                                                                                ---------  ---------       ---------  ---------
Interest Income:
Interest and fees on loans......................................................$   6,382  $   5,572       $  12,414  $  11,313
Interest and dividends on securities:
  Taxable.......................................................................    1,021      1,284           2,140      2,551
  Tax-exempt....................................................................      497        505           1,024        996
  Dividends.....................................................................       59         36             105         87
Other interest income...........................................................       28         13              70         44
                                                                                ---------  ---------       ---------  ---------
  Total interest income.........................................................    7,987      7,410          15,753     14,991
                                                                                ---------  ---------       ---------  ---------
Interest Expense:
Interest on deposits............................................................    1,612      1,490           3,132      3,087
Interest on repurchase agreements...............................................      214        124             367        251
Interest on other borrowings....................................................      251        250             495        491
                                                                                ---------  ---------       ---------  ---------
  Total interest expense........................................................    2,077      1,864           3,994      3,829
                                                                                ---------  ---------       ---------  ---------
Net Interest Income.............................................................    5,910      5,546          11,759     11,162
Provision for Loan Losses.......................................................      240        255             540        470
                                                                                ---------  ---------       ---------  ---------
Net Interest Income after Provision
  for Loan Losses...............................................................    5,670      5,291          11,219     10,692
                                                                                ---------  ---------       ---------  ---------
Noninterest Income:
Trust and investment services...................................................      767        743           1,487      1,471
Service charges on deposit accounts.............................................      632        631           1,191      1,205
Other fees and commissions......................................................      273        222             524        468
Mortgage banking income.........................................................      165        211             265        344
Securities gains, net...........................................................        -         14              45        119
Other...........................................................................      121        224             513        291
                                                                                ---------  ---------       ---------  ---------
  Total noninterest income......................................................    1,958      2,045           4,025      3,898
                                                                                ---------  ---------       ---------  ---------
Noninterest Expense:
Salaries........................................................................    2,049      1,846           3,921      3,614
Pension and other employee benefits.............................................      503        412             971        834
Occupancy and equipment.........................................................      633        647           1,234      1,264
Bank franchise tax..............................................................      134        138             272        278
Core deposit intangible amortization............................................      113        113             225        225
Other...........................................................................      788        793           1,588      1,535
                                                                                ---------  ---------       ---------  ---------
  Total noninterest expense.....................................................    4,220      3,949           8,211      7,750
                                                                                ---------  ---------       ---------  ---------
Income Before Income Tax Provision..............................................    3,408      3,387           7,033      6,840
Income Tax Provision............................................................      984        963           2,026      1,946
                                                                                ---------  ---------       ---------  ---------
Net Income......................................................................$   2,424  $   2,424       $   5,007  $   4,894
                                                                                =========  =========       =========  =========

Net Income Per Common Share:
  Basic.........................................................................$     .44  $     .43       $     .91  $     .87
  Diluted.......................................................................$     .44  $     .43       $     .90  $     .86

Average Common Shares Outstanding:
  Basic.........................................................................5,472,021  5,610,462       5,491,211  5,629,370
  Diluted.......................................................................5,517,736  5,657,721       5,538,074  5,681,795

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
Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except per share data)
Unaudited
                                                    Three Months Ended June 30              Six Months Ended June 30
                                               ----------------------------------      ----------------------------------
                                                   2005         2004      Change           2005         2004      Change
                                               -----------  -----------  --------      -----------  -----------  --------
EARNINGS
  Interest income                              $    7,987   $    7,410      7.8 %      $   15,753   $   14,991      5.1 %
  Interest expense                                  2,077        1,864     11.4             3,994        3,829      4.3
  Net interest income                               5,910        5,546      6.6            11,759       11,162      5.3
  Provision for loan losses                           240          255     (5.9)              540          470     14.9
  Noninterest income                                1,958        2,045     (4.3)            4,025        3,898      3.3
  Noninterest expense                               4,220        3,949      6.9             8,211        7,750      5.9
  Income taxes                                        984          963      2.2             2,026        1,946      4.1
  Net income                                        2,424        2,424        -             5,007        4,894      2.3

PER COMMON SHARE
  Earnings per share - basic                   $      .44   $      .43      2.3 %      $      .91   $      .87      4.6 %
  Earnings per share - diluted                        .44          .43      2.3               .90          .86      4.7
  Cash dividends paid                                 .21          .20      5.0               .41          .39      5.1
  Book value                                                                                13.09        12.63      3.6
  Closing market price                                                                      23.58        21.78      8.3

FINANCIAL RATIOS
  Return on average assets                           1.56 %       1.52 %      4 bp           1.61 %       1.53 %      8 bp
  Return on average shareholders' equity            13.58        13.51        7             14.07        13.57       50
  Average equity to average assets                  11.52        11.25       27             11.47        11.28       19
  Net interest margin (FTE)                          4.14         3.80       34              4.12         3.82       30
  Efficiency ratio                                  51.87        51.26       61             50.31        50.48      (17)

PERIOD END BALANCES
  Securities                                                                           $ 166,854    $  199,580    (16.4)%
  Loans held for sale                                                                      1,470         1,059     38.8
  Loans, net of unearned income                                                          416,528       400,613      4.0
  Assets                                                                                 616,853       630,571     (2.2)
  Deposits                                                                               479,192       484,897     (1.2)
  Repurchase agreements                                                                   44,241        47,911     (7.7)
  FHLB borrowings                                                                         19,313        23,763    (18.7)
  Shareholders' equity                                                                    71,293        70,659       .9

AVERAGE BALANCES
  Securities                                   $  172,577   $  201,131    (14.2)%      $ 176,586    $  196,849    (10.3)%
  Total loans                                     420,612      405,717      3.7          415,598       406,881      2.1
  Interest-earning assets                         597,153      612,418     (2.5)         597,583       613,559     (2.6)
  Assets                                          619,758      637,890     (2.8)         620,333       639,356     (3.0)
  Interest-bearing deposits                       397,602      417,372     (4.7)         402,860       421,095     (4.3)
  Deposits                                        480,625      493,036     (2.5)         483,605       492,241     (2.2)
  Repurchase agreements                            44,274       47,980     (7.7)          41,813        48,628    (14.0)
  FHLB borrowings                                  21,426       22,222     (3.6)          21,360        21,819     (2.1)
  Shareholders' equity                             71,397       71,755     ( .5)          71,163        72,105     (1.3)

CAPITAL
  Average shares outstanding - basic            5,472,021    5,610,462     (2.5)%      5,491,211     5,629,370     (2.5)%
  Average shares outstanding - diluted          5,517,736    5,657,721     (2.5)       5,538,074     5,681,795     (2.5)
  Shares repurchased                               48,950       43,368                    79,350        75,568
  Average price of shares repurchased          $    24.39   $    23.29                $    24.54    $    24.12

Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except per share data)
Unaudited
                                                    Three Months Ended June 30              Six Months Ended June 30
                                               ----------------------------------      ----------------------------------
                                                   2005         2004      Change           2005         2004      Change
                                               -----------  -----------  --------      -----------  -----------  --------
ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    8,127   $    5,323     52.7 %      $    7,982   $    5,292     50.8 %
  Provision for loan losses                           240          255     (5.9)              540          470     14.9
  Charge-offs                                         (39)        (196)   (80.1)             (272)        (419)   (35.1)
  Recoveries                                           50           75    (33.3)              128          114     12.3
                                               -----------  -----------  -------       -----------  -----------  --------
  Ending balance                               $    8,378   $    5,457     53.5        $    8,378   $    5,457     53.5

NONPERFORMING ASSETS
  Nonperforming loans:
    90 days past due                                                                   $      290   $        -      NA  %
    Nonaccrual                                                                              8,216        4,088    101.0
  OREO                                                                                        158          251    (37.1)
                                                                                       -----------  -----------  --------
  Nonperforming assets                                                                 $    8,664   $    4,339     99.7 %

ASSET QUALITY RATIOS **
  Net chargeoffs to average loans                    (.01)%       .06 %      (7)bp            .07 %        .15 %     (8)bp
  Nonperforming assets to total assets                                                       1.40          .69       71
  Nonperforming loans to total loans                                                         2.04         1.02      102
  Allowance for loan losses to total loans                                                   2.01         1.36       65
  Allowance for loan losses
    to nonperforming loans                                                                    .98 X       1.33 X    (35)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances

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